UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-5037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric Falkeis
Professionally Managed Portfolios
777 E. Wisconsin Ave.
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2012

Item 1. Report to Stockholders.

TCM GROWTH FUNDS

SEMI-ANNUAL REPORT

TCM Small Cap Growth Fund
TCM Small-Mid Cap Growth Fund

March 31, 2012

TCM GROWTH FUNDS

Table of Contents

Letter to Shareholders	2
TCM Small Cap Growth Fund
Performance Discussion	7
Performance	9
Fund Information	10
Schedule of Investments	11
TCM Small-Mid Cap Growth Fund
Performance Discussion	14
Performance	16
Fund Information	17
Schedule of Investments	18
Fund Expense Examples	21
Financial Statements
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	29
Additional Information	37
Privacy Policy	38

TCM GROWTH FUNDS

May 15, 2012

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Small Cap Fund”) or the TCM Small-Mid Cap Growth Fund (the “SMID Cap Fund”).  This is the semi-annual report to shareholders of the Funds, covering the six months ended March 31, 2012, which is the first half of each Fund’s fiscal year.  The report includes a discussion of the factors that impacted the performance of the Funds for the period, as well as information on Fund expenses and holdings.

The rebound in the stock market in the fourth quarter of 2011 saw small cap stocks outperforming large cap stocks and value trumping growth across market capitalization ranges.  October accounted for the entire quarterly return as investors rallied off a very pessimistic third quarter view of the global economy.  With respect to the European debt crisis, leaders in Europe repeatedly affirmed their conviction to resolve the sovereign debt issues and support banks holding the debt, leading to growing confidence that a financial crisis would somehow be avoided.  In addition, worries about a second recession in the U.S. receded somewhat with improving leading economic indicators and a better than expected Gross Domestic Product (“GDP”) number in the third quarter.  Conditions were ripe for positive returns in the first quarter of 2012 as the probability lessened of a European banking contagion and double dip recession.  As discussed below, the European sovereign debt/banking crisis is far from over but investors took strong monetary easing by the European Central Bank (“ECB”) as a signal that a Lehman-like catastrophe was now off the table.

The remainder of this letter summarizes the market environment over the past six months and our current investment outlook.  Following this letter are the discussions on performance and Fund information for the Small Cap Fund and the SMID Cap Fund, which begin on pages 7 and 14, respectively.  The individual Fund discussions are similar because the investment process for each Fund is the same and there is significant overlap in the portfolios.

Market Review for the Last Six Months.  The very poor performance of the equity markets in the third quarter of 2011 was driven by macro-economic factors (slowing growth worldwide and sovereign debt), as valuations and fundamentals took a back seat to fear and liquidity concerns.  By the end of September the fear and loathing for stocks peaked for the year, setting the stage for a rally on any positive news, or just the absence of bad news.  Many companies have taken meaningful steps since 2008 to shore up their balance sheets and achieve healthy profit margins.  With record levels of cash on U.S. corporate balance sheets (itself a fear indicator) reaching all-time highs, companies were positioned to withstand short-term shocks and had the resources to maintain spending levels and respond to

TCM GROWTH FUNDS

a challenging growth environment.  The market had discounted so much bad news that the relief of uncertainty, particularly as it relates to the prospects of avoiding a European banking crisis, led to a snap back “relief” rally.  That relief came in the first week of October as European leaders met, yet again, to address the Greek debt crisis and affirmed that the major players were prepared to backstop the weaker members in the European Union.  Even though there was very little substance to these public comments and meetings, the market rallied on any positive news throughout the month.  That rally culminated on October 27 when an accord was announced that bondholders would accept a “voluntary” 50% write-down on Greek bonds, which miraculously did not trigger the default provisions on credit default swaps.  In any event, when it was all said and done, October turned out to be the third best month on record for the Russell 2000® Growth Index.

The rally was short-lived, however, and the rest of the quarter ended up essentially flat with high volatility and low trading volume.  In November, small cap stocks were seemingly headed for a month of double digit negative returns, when a strong rally over the last three trading days of the month turned the period into more of a nonevent.  While it appeared that fundamentals and valuations were making a comeback in terms of their importance to stock prices, the very positive but volatile response by markets at the end of November to global efforts by the world’s Central Banks to calm fears relating to the European debt crisis only served to remind us that macro/political factors are still driving short term market performance.  December was also a relatively flat month for the equity markets as investors digested a stream of moderately improving economic data, including improving sales of durable goods and new homes, as well as expressed some relief at the extension of the payroll tax cuts.  For the fourth quarter, the top performing sectors in the Russell 2000® Growth Index were energy, industrials and materials as economically sensitive stocks rebounded off their lows in September.

A significant rally in the first quarter of 2012 completed the round trip for small cap stocks as the Russell 2000® Growth Index ended the quarter exactly where it started on March 31, 2011.  As investors are only too aware, the trip was volatile and it has taken a 30% rise in the benchmark over the last six months to complete the rebound.  During this period, smaller cap stocks have outperformed larger caps and higher beta stocks have made the strongest contribution to returns (although not consistently).  As the perceived risk of “fat-tailed” events and global recession lessened during this period, the correlation of returns (the percentage of stocks moving in the same direction) declined from historic highs in October to a more normal range in the first quarter.  In addition, volatility (as measured by the VIX Index) and credit spreads fell significantly in the first quarter, which provided a more normal investing environment as investors began to focus on the fundamentals

TCM GROWTH FUNDS

and valuations of individual companies again.  In this higher beta environment, traditional growth sectors such as consumer discretionary, healthcare and technology performed the best, as investors focused on companies with stronger revenue and earnings growth rates.  The consumer discretionary sector also benefitted from an extraordinarily warm winter in the East and a positive trend in consumer sentiment due to an improving labor market and growing confidence that the U.S. economy was on a positive track.  There were plenty of reasons for fear (European debt problems, sluggish economy, withdrawal of stimulus, political paralysis, China hard landing, high oil prices/Iran, etc.), but the market climbed this wall of worry with vigor.

Market Outlook.  That climb has stalled in April as the realities of slower global demand and the upcoming earnings season clash with a market that has had a strong rebound.  Many of the difficult economic and fiscal issues are still with us and in most cases corrective action has not occurred.  The global liquidity explosion is in full swing with most central banks (U.S., Europe, China, Brazil, et al) now acting in concert to maintain artificially low interest rates.  While these actions are likely to ease the risk of a global recession in the second half of 2012, the piper must eventually be paid by debtor countries in some combination of  anemic growth rates, higher interest rates, weaker currencies, rising inflation, higher taxes, and lower government spending.  Action by the ECB at the end of 2011, referred to as LTRO (for “long term refinancing operation”), reduced the short term systemic risk of full on banking crisis in Europe but recent lackluster bond auctions in Spain are highlighting some of the shortcomings of these measures.  Fiscal discipline for bad decisions does not come easy for governments, but bond vigilantes will continue to force the hand in the form of higher interest rates on sovereign debt.

As investors start turning their attention to 2013, the domestic and global economic picture remains unclear.  While zero interest rates are beneficial to companies and countries alike, and drive investors to riskier assets like stocks, central banks can’t keep pumping out free money forever without consequences.  The resultant devaluation of the dollar may help U.S. exports but it is inflationary and causes non-U.S. goods to be more expensive.  In addition, there is serious doubt as to the efficacy of spurring economic growth and business expansion with a zero rate policy when a credit bubble is not allowed to deflate through market forces, and business confidence is not high enough to generate new borrowing.  Moreover, financing unsustainable deficits with artificially low rates is a temporary and dangerous game of chicken in which even a 1% increase in yields would have a potentially devastating impact on the U.S.’s borrowing costs; an impact that could dwarf any efforts to cut spending or raise taxes.

TCM GROWTH FUNDS

Lastly, we have the so called “fiscal cliff” that is approaching at the end of 2012 in the U.S., driven by the expiration of the Bush and recently extended payroll tax cuts, automatic spending cuts tied to the failure of the Super Committee, discretionary spending cuts tied to recent legislation, and higher taxes under the new healthcare law.  It is difficult to predict what effect this fiscal restraint will have on the economy into 2013.  Some of these issues could have a political solution if we had legislative and executive branches of government that would responsibly govern.  Given that solutions must come from new legislation and the timetable for necessary action is compressed, it is uncertain how these issues will play out.  Although the prospects for large tax increases would normally be negative for the market, the positive impact of additional tax revenue, albeit through a default process, may reduce the fear of financial deficits, removing a constraint to current business spending.  Together with spending cuts, this could be good for deficits and ultimately the economy.

We have become somewhat more conservative in our outlook of continued valuation expansion for the market and thus the risk posture of individual stocks in the portfolio, and have been trimming some stocks on valuation.  We expect the next several months could be more volatile as the “hope springs eternal in the spring” mentality has largely run its course.  In our opinion, future market gains will be more demanding of continued good economic news and company specific fundamentals.  We have seen greater differentiation of returns and a reversion towards historical correlation levels and that has been positive for our relative performance.

Thank you for your continued confidence and trust in managing your assets. Again, please see the following pages for the discussions on the individual Funds.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Funds, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

TCM GROWTH FUNDS

This report reflects our views, opinions and portfolio holdings as of March 31, 2012, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Funds.

Mutual fund investing involves risk, principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

The Russell 2000® Growth Index and the Russell 2500™ Growth Index are unmanaged indices representing those Russell 2000® Index companies and Russell 2500™ Index companies, respectively, with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  One cannot invest directly in an index. Beta is a measure of a stock’s risk in relation to the market.  A high beta indicates moderate or high price volatility.  The VIX Index measures expectations of volatility, or fluctuations in price, of the S&P 500® Index.  Correlation measures the degree and type of relationship between two or more variables over a period of time.

Quasar Distributors, LLC, Distributor

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

Performance Overview.  The performance of the Small Cap Fund for the following periods was:

			6 Months ended
	4Q 2011	1Q 2012	3/31/2012
Small Cap Fund	15.33%	14.80%	32.39%
Russell 2000® Growth Index	14.99%	13.28%	30.26%
Lipper Small Cap Growth Average	13.25%	14.20%	29.33%

Attribution.  For the six month period, our small cap portfolio outperformed the benchmark based on strong stock selection in financials, energy, healthcare, telecomm, consumer staples and industrials, offset by our positions in technology and consumer discretionary lagging the benchmark sectors.  The positive effect of our underweight to consumer staples, financials and materials and an overweight to industrials was partially offset by the effect of cash, which was the biggest drag on returns in such a strong period.  The top and bottom five contributing stocks to absolute performance for the six month period were:

	Average	Contribution
Top Five	Weight (%)	to Return (%)
Zoll Medical (emergency care devices)	1.39	1.66
RSC Holdings (construction/industrial
equipment rentals)	0.62	1.14
Volterra Semiconductor
(power management semiconductors)	1.46	0.99
Woodward (aerospace/energy
control and optimization)	1.73	0.90
Ansys (engineering simulation software)	2.65	0.90

	Average	Contribution
Bottom Five	Weight (%)	to Return (%)
Crocs (specialty footwear)	0.56	-0.46
Human Genome Sciences (biopharmaceuticals)	0.46	-0.24
Volcano (vascular/heart disease diagnostics)	0.14	-0.19
RealPage (rental housing industry software)	0.56	-0.18
Saba Software (learning systems)	0.29	-0.17

The top contributor for the quarter was Zoll Medical, which provides a range of technologies that help treat victims needing defibrillator resuscitation and critical care.  One of its fastest growing products is a wearable defibrillator (LifeVest) that is worn by patients at risk of a sudden cardiac arrest.  The stock was a top performer for

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

the portfolio in the fourth quarter of 2011, and in early March announced it was being acquired by a Japanese conglomerate, Asahi Kasei, at a 25% premium.  Another strong contributor to performance was RSC Holdings, which provides equipment rentals to industrial customers and commercial construction companies in North America.  While fundamentals had been good for RSC throughout the year, we had not been rewarded for owning the position as investors feared a double dip recession.  The stock rebounded in the fourth quarter, along with other more economically sensitive stocks, and then in December a larger competitor, United Rentals, agreed to buy RSC for a significant premium.

Our biggest detractor to relative performance was Crocs, which manufactures and sells worldwide unique footwear made out of closed cell-resin.  This increasingly ubiquitous and unique footwear has become very popular throughout the world. We initially established a position in Crocs in 2010 and it had been a steady contributor to performance until the fourth quarter of 2011.  We trimmed some of the position in early October based on concerns over sales in Europe (economy and weather driven), and later that month, the company announced a disappointing earnings report.  We have since sold this position.  Another stock that underperformed for the period was Human Genome Sciences, which has developed the first drug therapy for lupus in over 50 years as well as a therapeutic response for anthrax inhalation.  The stock has come under pressure because the launch of their lupus drug (Benylsta) has progressed slower in terms of sales growth than aggressive analyst expectations.  Although we initially purchased the stock after a significant price decline, with the idea that the slower launch path was discounted in the price, the stock continued to suffer into the end of the year.  After the period subject to this report, however, Glaxo SmithKline made a tender offer for the company at a 100% premium to the stock price, moving this position from the loser to the winner column in the second quarter of 2012.

TCM SMALL CAP GROWTH FUND

VALUE OF $100,000 VS. RUSSELL 2000® GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended March 31, 2012:

				Since Inception
	One Year	Three Year	Five Year	(10/1/2004)
TCM Small Cap Growth Fund	(2.49)%	20.10%	0.85%	7.72%
Russell 2000® Growth Index	0.68%	28.36%	4.15%	7.08%
Lipper Small Cap Growth Average	1.35%	26.94%	3.16%	6.98%

This chart illustrates the performance of a hypothetical $100,000 investment made on October 1, 2004, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives.

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at March 31, 2012 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$277 million
Total Operating Expenses	0.93%	^

Top Ten Holdings (% of net assets)
Ansys, Inc.	2.3%	Dick’s Sporting Goods, Inc.	1.8%
Affiliated Managers Group, Inc.	2.1%	Volterra Semiconductor Corp.	1.7%
NICE Systems Ltd. - ADR	2.1%	Woodward, Inc.	1.6%
MICROS Systems, Inc.	2.0%	Core Laboratories NV	1.6%
Skyworks Solutions, Inc.	1.9%	MWI Veterinary Supply, Inc.	1.6%

Sector Allocation (% of net assets)

^  Annualized.
*  Cash equivalents and other assets less liabilities.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2012 (Unaudited)

Shares		Value
COMMON STOCKS - 98.4%

Aerospace & Defense - 1.9%
55,094	HEICO Corp.	$2,842,299
56,197	Hexcel Corp.*	1,349,290
63,344	LMI Aerospace, Inc.*	1,152,861
		5,344,450
Air Freight & Logistics - 1.3%
102,710	Hub Group, Inc.*	3,700,641

Auto Components - 2.7%
236,838	Amerigon, Inc.*	3,832,039
118,319	LKQ Corp.*	3,688,003
		7,520,042
Biotechnology - 0.7%
224,030	Human Genome
	Sciences, Inc.*	1,846,007

Building Products - 0.2%
13,450	Simpson
	Manufacturing Co.	433,763

Capital Markets - 4.4%
51,938	Affiliated Managers
	Group, Inc.*	5,807,188
128,193	Financial Engines, Inc.*	2,866,395
130,979	Piper Jaffray Companies*	3,486,661
		12,160,244
Chemicals - 1.1%
33,927	Airgas, Inc.	3,018,485

Commercial Services & Supplies - 1.2%
131,769	Tetra Tech, Inc.*	3,473,431

Communications Equipment - 3.1%
147,127	Finisar Corp.*	2,964,609
146,781	NICE Systems,
	Ltd. - ADR	5,768,493
		8,733,102
Construction & Engineering - 2.3%
71,854	Chicago Bridge &
	Iron Co. NV - ADR	3,103,374
114,597	EMCOR Group, Inc.	3,176,629
		6,280,003
Distributors - 0.9%
66,963	Pool Corp.	2,505,756

Diversified Consumer Services - 0.8%
118,185	Grand Canyon
	Education, Inc.*	2,098,966

Diversified Telecommunication Services - 1.4%
45,861	AboveNet, Inc.*	3,797,291

Electrical Equipment - 2.3%
87,112	II-VI, Inc.*	2,060,199
103,220	Woodward, Inc.	4,420,912
		6,481,111
Electronic Equipment,
Instruments & Components - 2.4%
111,865	Fabrinet*	1,981,129
38,105	IPG Photonics Corp.*	1,983,365
154,398	Newport Corp.*	2,735,933
		6,700,427
Energy Equipment & Services - 6.1%
33,306	Core Laboratories NV	4,382,070
63,093	Dawson Geophysical Co.*	2,167,245
72,756	Hornbeck Offshore
	Services, Inc.*	3,057,935
136,202	Matrix Service Co.*	1,908,190
34,244	OYO Geospace Corp.*	3,606,920
196,480	Pioneer Drilling Co.*	1,729,024
		16,851,384
Health Care Equipment & Supplies - 3.6%
32,199	The Cooper
	Companies, Inc.	2,630,980
47,127	Haemonetics Corp.*	3,283,810
127,008	Masimo Corp.*	2,969,447
13,000	ZOLL Medical Corp.*	1,204,190
		10,088,427
Health Care Providers & Services - 8.5%
38,509	athenahealth, Inc.*	2,854,287
35,413	Catalyst Health
	Solutions, Inc.*	2,256,870
122,929	HMS Holdings Corp.*	3,836,614
73,430	IPC The Hospitalist
	Co., Inc.*	2,710,301

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2012 (Unaudited) (Continued)

Shares		Value
Health Care Providers & Services - 8.5% (Continued)
56,796	MEDNAX, Inc.*	$4,223,919
49,680	MWI Veterinary
	Supply, Inc.*	4,371,840
14,077	Vocera
	Communications, Inc.*	329,402
39,703	WellCare Health
	Plans, Inc.*	2,853,852
		23,437,085
Health Care Technology - 1.6%
58,258	SXC Health
	Solutions Corp.*	4,367,019

Hotels, Restaurants & Leisure - 1.5%
23,019	Buffalo Wild
	Wings, Inc.*	2,087,593
42,302	Life Time Fitness, Inc.*	2,139,212
		4,226,805
Internet & Catalog Retail - 0.7%
66,209	Shutterfly, Inc.*	2,074,328

Internet Software & Services - 3.0%
164,555	Cornerstone
	OnDemand, Inc.*	3,593,881
2,830	Demandware, Inc.*	84,334
225,039	Dice Holdings, Inc.*	2,099,614
5,479	ExactTarget, Inc.*	142,454
232,949	Saba Software, Inc.*	2,285,230
		8,205,513
IT Services - 2.3%
65,313	MAXIMUS, Inc.	2,656,280
69,625	VeriFone Holdings, Inc.*	3,611,449
		6,267,729
Machinery - 4.4%
58,376	Actuant Corp.	1,692,320
72,761	CLARCOR, Inc.	3,571,838
32,012	Middleby Corp.*	3,238,974
152,609	Titan International, Inc.	3,609,203
		12,112,335
Marine - 1.3%
53,146	Kirby Corp.*	3,496,475

Media - 0.8%
315,018	Belo Corp.	2,258,679

Metals & Mining - 1.4%
36,023	Carpenter
	Technology Corp.	1,881,481
32,486	Haynes
	International, Inc.	2,057,988
		3,939,469
Oil & Gas Equipment & Services - 0.6%
126,239	Tesco Corp.*	1,791,332

Oil, Gas & Consumable Fuels - 1.7%
73,481	Berry Petroleum Co.	3,463,159
84,820	Solazyme, Inc.*	1,240,917
		4,704,076
Personal Products - 0.7%
35,119	Nu Skin Enterprises, Inc.	2,033,741

Pharmaceuticals - 2.7%
176,145	Impax Laboratories, Inc.*	4,329,644
87,264	Medicis
	Pharmaceutical Corp.	3,280,254
		7,609,898
Road & Rail - 1.0%
48,551	Genesee &
	Wyoming, Inc.*	2,649,914

Semiconductors & Semiconductor
Equipment - 9.4%
86,947	Diodes, Inc.*	2,015,432
305,840	Entropic
	Communications, Inc.*	1,783,047
57,122	EZchip
	Semiconductor Ltd.*	2,475,096
54,372	Hittite Microwave Corp.*	2,952,943
100,701	Microsemi Corp.*	2,159,029
148,654	Nanometrics, Inc.*	2,751,586
185,877	Skyworks Solutions, Inc.*	5,139,499
332,010	TriQuint
	Semiconductor, Inc.*	2,289,209
132,617	Volterra
	Semiconductor Corp.*	4,564,014
		26,129,855

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2012 (Unaudited) (Continued)

Shares		Value
Software - 9.4%
85,871	Advent Software, Inc.*	$2,198,298
95,726	ANSYS, Inc.*	6,224,105
58,081	Ariba, Inc.*	1,899,829
64,068	BroadSoft, Inc.*	2,450,601
87,171	Interactive Intelligence
	Group, Inc.*	2,659,587
48,684	Kenexa Corp.*	1,520,888
98,651	MICROS Systems, Inc.*	5,454,414
75,720	RealPage, Inc.*	1,451,552
65,307	Verint Systems, Inc.*	2,115,294
		25,974,568
Specialty Retail - 5.7%
80,566	Ascena Retail
	Group, Inc.*	3,570,685
80,528	Body Central Corp.*	2,336,923
105,819	Dick’s Sporting
	Goods, Inc.	5,087,777
53,125	DSW, Inc.	2,909,656
44,055	Vitamin Shoppe, Inc.*	1,947,672
		15,852,713
Textiles, Apparel & Luxury Goods - 1.5%
39,895	Oxford Industries, Inc.	2,027,464
54,546	Wolverine World
	Wide, Inc.	2,028,020
		4,055,484
Trading Companies & Distributors - 2.4%
199,618	H&E Equipment
	Services, Inc.*	3,776,773
40,354	Watsco, Inc.	2,987,810
		6,764,583
Wireless Telecommunication Services - 1.4%
74,213	SBA Communications
	Corp. - Class A*	3,770,762
TOTAL COMMON STOCKS
(Cost $201,613,484)		272,755,893

TRUST & PARTNERSHIP - 1.0%
Real Estate Investment Trust - 1.0%
101,993	LaSalle
	Hotel Properties	2,870,083
TOTAL TRUST & PARTNERSHIP
(Cost $2,761,571)		2,870,083
SHORT-TERM INVESTMENT - 0.0%#
Money Market Fund - 0.0%#
813	SEI Daily Income Trust
	Government Fund -
	Class B, 0.02%(1)	813
TOTAL SHORT-TERM INVESTMENT
(Cost $813)		813
TOTAL INVESTMENTS
IN SECURITIES - 99.4%
(Cost $204,375,868)		275,626,789
Other Assets in Excess
of Liabilities - 0.6%		1,530,453
TOTAL NET ASSETS - 100.0%		$277,157,242

*	Non-income producing security.
ADR	American Depository Receipt
#	Less than 0.05%.
(1)	7-day yield as of March 31, 2012.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

Performance Overview.  The performance of the SMID Cap Fund for the following periods was:

			6 Months ended
	4Q 2011	1Q 2012	3/31/2012
SMID Cap Fund	10.96%	15.60%	28.26%
Russell 2500™ Growth Index	13.51%	14.60%	30.09%

Attribution. For the six month period, the effect of the SMID Cap Fund’s sector weights was positive, but offset by negative stock selection.  Stock selection was strong in technology, financials, energy and telecomm but more than offset by negative selection in industrials and healthcare.  Our less economically sensitive industrial stocks did not keep up with the benchmark in such a strong performing period.  They have, however, helped following the first quarter as the market gives back some of those gains in April and early May.  Regarding sector weights, our underweight to consumer staples, financials and materials and an overweight to industrials were positive but partially offset by the effect of cash, which was the biggest drag on returns in such a strong period.  The top and bottom five contributing stocks to absolute performance for the quarter were:

	Average	Contribution
Top Five	Weight (%)	to Return (%)
Trimble Navigation
(positioning product solutions)	2.23	1.16
Ansys (engineering simulation software)	2.74	0.92
Skyworks Solutions (semiconductors)	0.83	0.79
SXC Health Solutions (pharmacy
benefit management)	1.19	0.77
F5 Networks (application
delivery networking technology)	1.11	0.70

	Average	Contribution
Bottom Five	Weight (%)	to Return (%)
Crocs (specialty footwear)	0.56	-0.46
Rovi Corp (digital entertainment technology)	0.21	-0.27
Illumina (genetic analysis instruments)	0.03	-0.26
Human Genome Sciences (biopharmaceuticals)	0.45	-0.23
Volcano (vascular/heart disease diagnostics)	0.13	-0.18

The top contributor for the quarter was Trimble Navigation, which is a significant position in the portfolio and a strong contributor for both quarters in the

TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

period.  The company provides GPS systems to agricultural, engineering and construction firms that help these firms manage scarce resources more efficiently.  It continues to deliver strong earnings results and positive guidance and remains a top holding.  Another strong contributor for the period was Skyworks Solutions, which provides analog semiconductors and related products primarily to the cellular handset market.  The company has benefited from the strong growth in cellular smartphones and in January issued revenue guidance that exceeded analysts’ expectations.

Two of our biggest detractors in the SMID Cap Fund were Crocs and Human Genome Sciences, both of which are discussed above under “TCM Small Cap Growth Fund – Attribution” on page 8.  Another detractor to performance was Illumina, which manufactures systems for the analysis of genetic variation and had become a product leader in serving the sequencing, genotyping and gene expression markets.  The company announced disappointing revenue and earnings growth in early October, attributable to uncertainty in government spending in both the U.S. and Europe.  We no longer hold this stock.

TCM SMALL-MID CAP GROWTH FUND

VALUE OF $100,000 VS. RUSSELL 2500™ GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended March 31, 2012:

			Since Inception
	One Year	Three Year	(6/29/2007)
TCM Small-Mid Cap Growth Fund	(2.91)%	21.78%	(0.16)%
Russell 2500™ Growth Index	2.70%	29.86%	3.67%

This chart illustrates the performance of a hypothetical $100,000 investment made on June 29, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

TCM SMALL-MID CAP GROWTH FUND

FUND INFORMATION at March 31, 2012 (Unaudited)

Basic Fund Facts

Ticker Symbol	TCMMX
Inception Date	6/29/07
Total Net Assets	$311 million
Total Operating Expenses	0.95%	^

Top Ten Holdings (% of net assets)

Trimble Navigation Ltd.	2.6%	Dick’s Sporting Goods, Inc.	1.8%
Ansys, Inc.	2.3%	Skyworks Solutions, Inc.	1.8%
Affiliated Managers Group, Inc.	2.1%	SXC Health Solutions Corp.	1.7%
MICROS Systems, Inc.	2.0%	SBA Communications Corp.	1.6%
NICE Systems Ltd. - ADR	2.0%	Core Laboratories NV	1.6%

Sector Allocation (% of net assets)

^  Annualized.
*  Cash equivalents and other assets less liabilities.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2012 (Unaudited)

Shares		Value
COMMON STOCKS - 97.2%

Aerospace & Defense - 3.5%
70,446	BE Aerospace, Inc.*	$3,273,625
39,359	HEICO Corp.	2,030,531
48,977	Hexcel Corp.*	1,175,938
37,784	TransDigm Group, Inc.*	4,373,876
		10,853,970
Air Freight & Logistics - 1.0%
88,800	Hub Group, Inc.*	3,199,464

Auto Components - 2.0%
96,485	Gentex Corp.	2,363,883
122,452	LKQ Corp.*	3,816,829
		6,180,712

Biotechnology - 0.6%
226,891	Human Genome
	Sciences, Inc.*	1,869,582

Capital Markets - 1.9%
53,922	Affiliated Managers
	Group, Inc.*	6,029,019

Chemicals - 1.8%
37,086	Airgas, Inc.	3,299,542
40,160	Cytec Industries, Inc.	2,441,326
		5,740,868

Commercial Services & Supplies - 2.1%
37,301	Stericycle, Inc.*	3,119,856
105,751	Waste Connections, Inc.	3,440,080
		6,559,936

Communications Equipment - 4.7%
22,771	F5 Networks, Inc.*	3,073,174
160,299	Finisar Corp.*	3,230,025
150,829	NICE Systems
	Ltd. - ADR*	5,927,580
88,439	Riverbed
	Technology, Inc.*	2,483,367
		14,714,146
Construction & Engineering - 1.9%
69,670	Chicago Bridge &
	Iron Co. NV - ADR	3,009,047
84,458	KBR, Inc.	3,002,482
		6,011,529
Containers & Packaging - 0.8%
64,341	Crown Holdings, Inc.*	2,369,679

Distributors - 0.9%
71,729	Pool Corp.	2,684,099

Diversified Consumer Services - 0.7%
129,663	Grand Canyon
	Education, Inc.*	2,302,815

Electrical Equipment - 3.0%
56,669	AMETEK, Inc.	2,749,013
36,442	Roper Industries, Inc.	3,613,589
68,166	Woodward, Inc.	2,919,550
		9,282,152
Electronic Equipment,
Instruments & Components - 4.5%
64,223	Amphenol
	Corp. - Class A	3,838,608
41,059	IPG Photonics Corp.*	2,137,121
147,478	Trimble Navigation Ltd.*	8,025,753
		14,001,482
Energy Equipment & Services - 5.5%
18,765	CARBO Ceramics, Inc.	1,978,769
34,392	Core Laboratories NV	4,524,956
44,215	Helmerich & Payne, Inc.	2,385,399
77,459	Hornbeck Offshore
	Services, Inc.*	3,255,602
36,348	Oceaneering Intl, Inc.	1,958,794
27,577	OYO Geospace Corp.*	2,904,685
		17,008,205
Health Care Equipment & Supplies - 4.3%
35,236	The Cooper
	Companies, Inc.	2,879,133
36,595	Haemonetics Corp.*	2,549,940
139,748	Masimo Corp.*	3,267,308
50,757	ResMed, Inc.*	1,568,899
44,269	Varian Medical
	Systems, Inc.*	3,052,790
		13,318,070

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2012 (Unaudited) (Continued)

Shares		Value
Health Care Providers & Services - 6.2%
41,212	athenahealth, Inc.*	$3,054,633
120,321	Brookdale Senior
	Living, Inc.*	2,252,409
38,446	Catalyst Health
	Solutions, Inc.*	2,450,164
32,527	Henry Schein, Inc.*	2,461,643
61,596	MEDNAX, Inc.*	4,580,894
34,294	Universal Health
	Services, Inc.	1,437,262
40,908	WellCare Health
	Plans, Inc.*	2,940,467
		19,177,472
Health Care Technology - 2.0%
80,453	Allscripts Healthcare
	Solutions, Inc.*	1,335,520
67,253	SXC Health
	Solutions Corp.*	5,041,285
		6,376,805
Hotels, Restaurants & Leisure - 3.7%
25,443	Buffalo Wild
	Wings, Inc.*	2,307,426
84,740	Hyatt Hotels Corp.*	3,620,093
46,409	Life Time Fitness, Inc.*	2,346,903
20,093	Panera Bread Co.*	3,233,365
		11,507,787
Internet & Catalog Retail - 0.7%
72,707	Shutterfly, Inc.*	2,277,910

Internet Software & Services - 3.1%
99,415	Cornerstone
	OnDemand, Inc.*	2,171,224
26,262	Equinix, Inc.*	4,134,952
5,842	ExactTarget, Inc.*	151,892
63,451	IAC/InterActiveCorp.	3,114,809
		9,572,877
IT Services - 1.3%
76,991	VeriFone Holdings, Inc.*	3,993,523

Life Sciences Tools & Services - 1.1%
35,277	Waters Corp.*	3,268,767

Machinery - 5.1%
62,605	Actuant Corp.	1,814,919
73,709	CLARCOR, Inc.	3,618,375
18,738	Joy Global, Inc.	1,377,243
31,422	Middleby Corp.*	3,179,278
155,183	Titan International, Inc.	3,670,078
30,236	Westinghouse Air Brake
	Technologies Corp.	2,278,887
		15,938,780
Marine - 1.2%
55,574	Kirby Corp.*	3,656,213

Metals & Mining - 0.7%
41,090	Carpenter
	Technology Corp.	2,146,131

Oil, Gas & Consumable Fuels - 1.2%
77,979	Berry Petroleum Co.	3,675,150

Personal Products - 1.1%
48,119	Herbalife Ltd.	3,311,550

Pharmaceuticals - 3.1%
133,735	Impax Laboratories, Inc.*	3,287,206
90,094	Medicis
	Pharmaceutical Corp.	3,386,634
27,084	Perrigo Co.	2,798,048
		9,471,888
Professional Services - 1.0%
33,669	IHS, Inc.*	3,153,102

Road & Rail - 0.8%
48,497	Genesee &
	Wyoming, Inc.*	2,646,966

Semiconductors & Semiconductor Equipment - 7.4%
89,183	Avago Technologies Ltd.	3,475,461
56,118	Hittite Microwave Corp.*	3,047,769
83,826	Lam Research Corp.*	3,740,316
105,906	Microsemi Corp.*	2,270,625
45,448	Novellus Systems, Inc.*	2,268,310
326,066	ON Semiconductor Corp.*	2,937,855
193,116	Skyworks
	Solutions, Inc.*	5,339,657
		23,079,993

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2012 (Unaudited) (Continued)

Shares		Value
Software - 7.3%
105,358	ANSYS, Inc.*	$6,850,377
66,659	BroadSoft, Inc.*	2,549,707
21,980	Factset Research
	Systems, Inc.	2,176,899
64,206	Informatica Corp.*	3,396,497
107,585	MICROS Systems, Inc.*	5,948,375
39,371	Solera Holdings, Inc.	1,806,735
		22,728,590
Specialty Retail - 4.1%
92,320	Ascena Retail
	Group, Inc.*	4,091,622
115,918	Dick’s Sporting
	Goods, Inc.	5,573,338
58,540	DSW, Inc.	3,206,236
		12,871,196
Textiles, Apparel & Luxury Goods - 2.9%
24,742	Fossil, Inc.*	3,265,449
125,412	Gildan Activewear, Inc.	3,455,101
60,192	Wolverine World
	Wide, Inc.	2,237,938
		8,958,488
Trading Companies & Distributors - 2.4%
49,713	MSC Industrial
	Direct, Inc.	4,140,099
43,100	Watsco, Inc.	3,191,124
		7,331,223
Wireless Telecommunication Services - 1.6%
95,757	SBA Communications
	Corp. - Class A*	4,865,413
TOTAL COMMON STOCKS
(Cost $238,901,788)		302,135,552

TRUST & PARTNERSHIP - 1.0%
Real Estate Investment Trust - 1.0%
114,215	LaSalle Hotel Properties	3,214,010
TOTAL TRUST & PARTNERSHIP
(Cost $3,152,629)		3,214,010
SHORT-TERM INVESTMENT - 0.0%#
Money Market Fund - 0.0%#
745	SEI Daily Income Trust
	Government Fund -
	Class B, 0.02%(1)	745
TOTAL SHORT-TERM INVESTMENT
(Cost $745)		745
TOTAL INVESTMENTS
IN SECURITIES - 98.2%
(Cost $242,055,162)		305,350,307
Other Assets in Excess
of Liabilities - 1.8%		5,683,046
TOTAL NET ASSETS - 100.0%		$311,033,353

*	Non-income producing security.
ADR	American Depository Receipt
#	Less than 0.05%.
(1)	7-day yield as of March 31, 2012.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

EXPENSE EXAMPLE For the Six Months Ended March 31, 2012 (Unaudited)

As a shareholder of the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/11 - 3/31/12).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used

TCM GROWTH FUNDS

EXPENSE EXAMPLE For the Six Months Ended March 31, 2012 (Unaudited) (Continued)

to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

TCM Small Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/11	3/31/12	10/1/11 – 3/31/12*
Actual	$1,000	$1,324	$5.40
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.67

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.93% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

TCM Small-Mid Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/11	3/31/12	10/1/11 – 3/31/12**
Actual	$1,000	$1,283	$5.42
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.80

**
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95% (reflecting fee recoupments in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

TCM GROWTH FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2012 (Unaudited)

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
ASSETS
Investments in securities, at value (cost $204,375,868
and $242,055,162, respectively)	$275,626,789	$305,350,307
Cash	6,774,816	16,458
Receivables:
Investment securities sold	11,972,947	9,882,713
Fund shares sold	860,905	71,048
Dividends and interest	28,024	41,904
Prepaid expenses	7,086	25,087
Total assets	295,270,567	315,387,517

LIABILITIES
Payables:
Loans payable	14,673,000	2,864,000
Fund shares redeemed	1,936,415	87,975
Investment securities purchased	1,213,812	1,105,001
Investment advisory fees, net	204,388	224,521
Administration fees	53,306	30,645
Fund accounting fees	15,297	9,327
Transfer agent fees	4,556	2,759
Custody fees	1,848	2,016
Chief Compliance Officer fees	1,624	1,384
Other accrued expenses	9,079	26,536
Total liabilities	18,113,325	4,354,164
NET ASSETS	$277,157,242	$311,033,353
Net asset value, offering and redemption price per shares
($277,157,242/9,088,704 and $311,033,353/16,019,947,
respectively, shares outstanding; unlimited number
of shares authorized without par value)	$30.49	$19.42

COMPONENTS OF NET ASSETS
Paid-in capital	$223,396,152	$241,488,444
Accumulated net investment loss	(1,189,938)	(835,225)
Accumulated net realized
gain (loss) on investments	(16,299,893)	7,084,989
Net unrealized appreciation on investments	71,250,921	63,295,145
Net assets	$277,157,242	$311,033,353

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2012 (Unaudited)

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
INVESTMENT INCOME
Income
Dividends (net of $4,130 and $4,544 foreign
withholding tax, respectively)	$521,668	$611,550
Interest	1,069	668
Total investment income	522,737	612,218

EXPENSES (Note 3)
Investment advisory fees	1,470,976	1,218,900
Administration fees	114,812	92,712
Fund accounting fees	35,005	31,112
Custody fees	20,769	16,219
Registration fees	14,640	16,300
Transfer agent fees	12,352	9,502
Audit fees	12,047	10,221
Reports to shareholders	9,921	14,778
Miscellaneous expenses	8,675	6,504
Chief Compliance Officer fees	4,864	4,144
Trustee fees	4,311	3,547
Insurance expense	1,765	1,867
Legal fees	1,580	1,822
Interest expense	994	60
Total expenses	1,712,711	1,427,688
Less: fees waived	(36)	—
Plus: prior year fees waived
subject to recoupment	—	19,755
Net expenses	1,712,675	1,447,443
Net investment loss	(1,189,938)	(835,225)

REALIZED & UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	45,397,577	8,961,933
Change in net unrealized
appreciation on investments	59,643,616	66,902,431
Net realized and unrealized
gain on investments	105,041,193	75,864,364
Net increase in net assets
resulting from operations	$103,851,255	$75,029,139

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2012	Year Ended
	(Unaudited)	September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(1,189,938)	$(2,885,827)
Net realized gain on investments	45,397,577	66,791,817
Change in net unrealized
appreciation (depreciation) on investments	59,643,616	(80,473,810)
Net increase (decrease) in net assets
resulting from operations	103,851,255	(16,567,820)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(207,186,979)	(94,074,826)
Total decrease in net assets	(103,335,724)	(110,642,646)

NET ASSETS
Beginning of period/year	380,492,966	491,135,612
End of period/year	$277,157,242	$380,492,966
Accumulated net investment loss	$(1,189,938)	$—

  (a)  Summary of capital share transactions is as follows:

	Six Months Ended
	March 31, 2012		Year Ended
	(Unaudited)		September 30, 2011
	Shares	Value	Shares	Value
Shares sold	667,925	$18,268,888	3,538,366	$101,112,024
Shares redeemed (b)	(8,097,485)	(225,455,867)	(6,895,499)	(195,186,850)
Net decrease	(7,429,560)	$(207,186,979)	(3,357,133)	$(94,074,826)

  (b)  Net of redemption fees of $1,110 and $74, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2012	Year Ended
	(Unaudited)	September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(835,225)	$(1,857,052)
Net realized gain on investments	8,961,933	16,975,728
Change in net unrealized
appreciation (depreciation) on investments	66,902,431	(36,709,863)
Net increase (decrease) in net assets
resulting from operations	75,029,139	(21,591,187)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(5,532,993)	—
Total distributions to shareholders	(5,532,993)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets
derived from net change in
outstanding shares (a)(b)	(32,701,925)	60,812,141
Total increase in net assets	36,794,221	39,220,954

NET ASSETS
Beginning of period/year	274,239,132	235,018,178
End of period/year	$311,033,353	$274,239,132
Accumulated net investment loss	$(835,225)	$—

  (a)  Summary of capital share transactions is as follows:

	Six Months Ended
	March 31, 2012		Year Ended
	(Unaudited)		September 30, 2011
	Shares	Value	Shares	Value
Shares sold	481,278	$8,592,128	6,783,716	$126,923,715
Shares issued
in reinvestment
of distributions	311,883	5,414,297	—	—
Shares redeemed	(2,562,916)	(46,708,350)	(3,637,156)	(66,111,574)
Net increase (decrease)	(1,769,755)	$(32,701,925)	3,146,560	$60,812,141

  (b)  Net of redemption fees of $156 and $1,390, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

	Six Months Ended		Year Ended September 30,
	March 31, 2012
	(Unaudited)		2011	2010	2009	2008	2007
Net asset value,
beginning of period/year	$23.03		$24.71	$22.56	$25.58	$36.34	$29.74
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.13)		(0.17)	(0.15)	(0.10)	(0.19)	(0.15)
Net realized and unrealized
gain (loss) on investments	7.59		(1.51)	2.30	(2.92)	(7.18)	7.73
Total from investment
operations	7.46		(1.68)	2.15	(3.02)	(7.37)	7.58
LESS DISTRIBUTIONS:
From net investment income	—		—	—	—	(3.20)	(0.98)
From net realized gain	—		—	—	—	(0.19)	—
Total distributions	—		—	—	—	(3.39)	(0.98)
Paid-in capital
from redemption
fees (Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value,
end of period/year	$30.49		$23.03	$24.71	$22.56	$25.58	$36.34
Total return	32.39	%+	(6.80)%	9.53%	(11.81)%	(22.39)%	25.96%
SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$277.2		$380.5	$491.1	$468.7	$485.7	$600.8
Portfolio turnover rate	50	%+	91%	110%	123%	135%	121%
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped	0.93%	^	0.91%	0.92%	0.94%	0.92%	0.92%
After fees waived/recouped	0.93%	^	0.91%	0.92%	0.94%	0.92%	0.93%
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived/recouped	(0.65)%	^	(0.54)%	(0.62)%	(0.58)%	(0.67)%	(0.50)%
After fees waived/recouped	(0.65)%	^	(0.54)%	(0.62)%	(0.58)%	(0.67)%	(0.51)%

*	Less than $0.01 per share.
^	Annualized.
+	Not annualized.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

	Six Months Ended		Year Ended September 30,				Period Ended
	March 31, 2012						September 30,
	(Unaudited)		2011	2010	2009	2008	2007*
Net asset value,
beginning of period/year	$15.42		$16.05	$14.42	$15.73	$21.18	$20.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.05)		(0.10)	(0.05)	(0.04)	(0.04)	(0.01)
Net realized and unrealized
gain (loss) on investments	4.37		(0.53)	1.68	(1.27)	(5.33)	1.19
Total from
investment operations	4.32		(0.63)	1.63	(1.31)	(5.37)	1.18
LESS DISTRIBUTIONS:
Distribution in excess	—		—	—	—	(0.08)	—
From net realized gain	(0.32)		—	—	—	—	—
Total distributions	(0.32)		—	—	—	(0.08)	—
Paid-in capital
from redemption
fees (Note 2)	0.00	**	0.00 **	0.00 **	0.00 **	—	—
Net asset value,
end of period/year	$19.42		$15.42	$16.05	$14.42	$15.73	$21.18
Total return	28.26	%+	(3.93)%	11.30%	(8.33)%	(25.47)%	5.90	%+
SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$311.0		$274.2	$235.0	$82.4	$42.8	$3.5
Portfolio turnover rate	46	%+	114%	121%	137%	128%	13	%+
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped	0.94%	^	0.92%	0.97%	1.15%	1.44%	8.50%	^
After fees waived/recouped	0.95%	^	0.95%	0.95%	0.95%	0.95%	0.95%	^
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived/recouped	(0.54)%	^	(0.53)%	(0.50)%	(0.67)%	(1.05)%	(7.79)%	^
After fees waived/recouped	(0.55)%	^	(0.56)%	(0.48)%	(0.47)%	(0.56)%	(0.24)%	^

*	Fund commenced operations on June 29, 2007.
**	Less than $0.01 per share.
^	Annualized.
+	Not annualized.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund  (collectively the “Funds”) are each diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended  (the “1940 Act”), as an open-end investment management company. The Funds commenced operations on October 1, 2004 and June 29, 2007, respectively.

Each Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2012, the Funds did not hold any fair valued securities.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2012 (Unaudited) (Continued)

As described above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the TCM Small Cap Growth Fund’s net assets as of March 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$272,755,893	$—	$—	$272,755,893
Trust & Partnership^	2,870,083	—	—	2,870,083
Short-Term Investment	813	—	—	813
Total Investments
in Securities	$275,626,789	$—	$—	$275,626,789

^  See Schedule of Investments for industry breakout.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2012 (Unaudited) (Continued)

The following is a summary of the inputs used to value the TCM Small-Mid Cap Growth Fund’s net assets as of March 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$302,135,552	$—	$—	$302,135,552
Trust & Partnership^	3,214,010	—	—	3,214,010
Short-Term Investment	745	—	—	745
Total Investments
in Securities	$305,350,307	$—	$—	$305,350,307

^  See Schedule of Investments for industry breakout.

The Funds did not have transfers into or out of Level 1 or 2 during the six months ended March 31, 2012.

B.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net Capital Losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Funds’ 2011 tax returns. The Funds identify major tax jurisdictions as U.S. Federal and Massachusetts State; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2012 (Unaudited) (Continued)

sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Funds’ net asset value per share.  The Funds charge a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in-capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Funds have

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2012 (Unaudited) (Continued)

determined that there are no subsequent events that would need to be disclosed in the Funds’ Financial Statements.

I.
Recent Accounting Pronouncement.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc., (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”) for each Fund. Under each Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Funds.  For the six months ended March 31, 2012, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $1,470,976 and $1,218,900 in advisory fees, respectively.

The Advisor has contractually agreed to limit each Fund’s annual ratio of expenses to 0.95% of each Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the six months ended March 31, 2012, the Advisor waived $36 in fees from the TCM Small Cap Growth Fund and recouped $19,755 in fees for the TCM Small-Mid Cap Growth Fund.

The Advisor is permitted to seek reimbursement from the Funds, subject to limitations for fees waived and/or Fund expenses it pays over the following three

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2012 (Unaudited) (Continued)

years after payment. At March 31, 2012, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund that may be reimbursed was $36 and $110,088, respectively.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

TCM Small Cap Growth Fund
Year of Expiration	Amount
September 30, 2015	$36

TCM Small-Mid Cap Growth Fund
Year of Expiration	Amount
September 30, 2012	$82,511
September 30, 2013	$27,577

Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees’ review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds’ expense accruals.  For the six months ended March 31, 2012, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $114,812 and $92,712 in administration fees, respectively.  The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended March 31, 2012, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund were allocated $4,864 and $4,144 of the Trust’s Chief Compliance Officer fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2012 (Unaudited) (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for TCM Small Cap Growth Fund for the six months ended March 31, 2012, were $176,273,195 and $377,118,924, respectively, and for TCM Small-Mid Cap Growth Fund for the year ended March 31, 2012, were $138,595,212 and $178,120,170, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended March 31, 2012.

The cost basis of investments for federal income tax purposes at March 31, 2012 was as follows:

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
Cost of investments (a)	$207,212,881	$243,926,145
Gross unrealized appreciation	74,711,466	69,393,292
Gross unrealized depreciation	(6,297,558)	(7,969,130)
Net unrealized appreciation	$68,413,908	$61,424,162

(a)
The difference between book basis and tax basis unrealized appreciation was attributable primarily to the treatment of wash sales and partnership adjustments.  The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund had $710,972 and $5,877, respectively, in post year end wash sale losses at September 30, 2011.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended March 31, 2012 and the year ended September 30, 2011 were as follows:

	March 31, 2012	September 30, 2011
TCM Small-Mid Cap Growth Fund
Long-term Capital Gain	$5,532,993	$—

The TCM Small Cap Growth Fund had no distributions during the six months ended March 31, 2012, or the year ended September 30, 2011.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – March 31, 2012 (Unaudited) (Continued)

As of September 30, 2011, the components of accumulated earnings/(losses) on a tax basis were as follows:

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
Net unrealized
appreciation (depreciation)	$8,770,292	$(5,478,269)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	5,532,909
Total distributable earnings	—	5,532,909
Other accumulated loss	(58,860,457)	(5,877)
Total accumulated gain (loss)	$(50,090,165)	$48,763

NOTE 6 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Funds a credit facility to be used for temporary or extraordinary purposes.  During the six months ended March 31, 2012, the TCM Small Cap Growth Fund did draw on the line of credit and there was a loan balance of $14,673,000 at March 31, 2012.  During the six months ended March 31, 2012, the TCM Small-Mid Cap Growth Fund did draw on the line of credit and there was no loan payable balance for the Fund at March 31, 2012.  For the six months ended March 31, 2012, the average interest rate on the outstanding balance was 3.25% (prime rate) and the interest expense for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund was $994 and $60, respectively.  During the six months ended March 31, 2012, the average outstanding daily balances for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund was $1,459,684 and $380,377, respectively.  The maximum amounts available for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund ware $50 million and $45 million, respectively.

TCM GROWTH FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling (800) 536-3230.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 and on the Funds’ website at www.tyghcap.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund voted proxies relating to portfolio securities during the most recent year ending June 30 is available without charge, upon request, by calling (800) 536-3230 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call the transfer agent toll free at (800) 536-3230 to request individual copies of these documents.  The Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

TCM GROWTH FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon  97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

TCM Small-Mid Cap Growth Fund
Symbol – TCMMX
CUSIP – 742935323

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)*                    /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date     5/30/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date     5/30/12

By (Signature and Title)*                    /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     5/30/12

* Print the name and title of each signing officer under his or her signature.